UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 30, 2013

(Date of earliest event reported)

Wonder International Education & Investment Group Corporation

(Exact name of registrant as specified in its charter)

Arizona	333-163635	26-2773442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

8040 E. Morgan Trail, #18, Scottsdale, AZ 85258

  (Address of Principal Executive Offices)

480-966-2020

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm.

(i) On July 29, 2013, the Board of Directors of Wonder International Education & Investment Group Corporation (“Company”) formally informed Jeffrey & Company (“Former Auditor”) of its dismissal as the independent registered public accounting firm of the Company.

(ii) The audit reports of the Former Auditor on the financial statements of the Company for the fiscal years ended December 31, 2012 and December 31, 2011 issued by the Former Auditor did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) During the Company’s two most recent fiscal years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through July 29, 2013, (1) there were no disagreements between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference thereto in its report on the Company’s financial statements for such periods, and (2) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

(iv) the Board of Directors of the Company participated in and approved the decision to change independent registered accounting firms.

The Company has provided the Former Auditor with a copy of the foregoing disclosure prior to its filing with the Commission and requested that the Former Auditor furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of the Former Auditor’s letter to the Commission, dated July 29, 2013, is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm.

(i) On July 29, 2103, the Board of Directors of the Company approved the engagement of Friedman LLP (“New Auditor”) as the principal accountant to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2013.

(ii) During the Company’s fiscal years ended December 31, 2012 and 2011 and the subsequent interim period ending July 29, 2013, the Company did not consult the New Auditor in regards to the Company’s financial statements, which were audited by the Former Auditor as its independent accountant, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed and (2) the type of audit opinion that was rendered on the Company’s financial statements or might be rendered on the Company’s financial statements.

(iii) During such fiscal years and subsequent interim period ending July 29, 2013, the Company did not consult with the New Auditor in regards to the Company’s financial statements with respect to any matter that was the subject of a “disagreement” or a “reportable event” as those terms are described in Item 304(a)(1) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No. Item

16.1 Letter of Jeffrey & Company dated July 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder International Education & Investment Group Corporation

By:	: /s/ Xie Chungui
Name: Xie Chungui
Title: Chairman
Date: July 30, 2013